S-1 Consents

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements of Precision Auto Care, Inc., included in the Registration Statement (Form S-1 dated on or about August 27, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements of WE JAC Corporation, included in the Registration Statement (Form S-1 dated on or about August 27, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997, with respect to the financial statements of Miracle Industries, Inc., included in the Registration Statement (Form S-1 dated on or about August 27, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997, with respect to the financial statements of Lube Ventures, Inc., included in the Registration Statement (Form S-1 dated on or about August 27, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997, with respect to the financial statements of Prema Properties, Ltd., included in the Registration Statement (Form S-1 dated on or about August 27, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP